EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch Adjustable Rate Securities Fund, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 14 to Registration Statement No. 33-40332 on Form N-1A of our report dated July 3, 2000 appearing in the Annual Report of Merrill Lynch Adjustable Rate Securities Fund, Inc. for the year ended May 31, 2000, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP Deloitte & Touche LLP Princeton, New Jersey September 27, 2000